LAREDO
PETROLEUM

Corporate Presentation
May 2016


ENSIGN

Forward-Looking / Cautionary Statements

This presentation, including oral statements made in connection herewith, contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included in this presentation that address activities, events or developments that Laredo Petroleum, Inc. (together with its subsidiaries, the "Company", "Laredo" or "LPI") assumes, plans, expects, believes or anticipates will or may occur in the future are forward-looking statements. The words "believe," "expect," "may," "estimates," "will," "anticipate," "plan," "project," "intend," "indicator," "foresee," "forecast," "guidance," "should," "would," "could," "goal," "target," "suggest" or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature and are not guarantees of future performance. However, the absence of these words does not mean that the statements are not forward-looking. Without limiting the generality of the foregoing, forward-looking statements contained in this presentation specifically include the expectations of plans, strategies, objectives and anticipated financial and operating results of the Company, including the Company's drilling program, production, hedging activities, capital expenditure levels and other guidance included in this presentation. These statements are based on certain assumptions made by the Company based on management's expectations and perception of historical trends, current conditions, anticipated future developments and rate of return and other factors believed to be appropriate. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. These include risks relating to financial performance and results, current economic conditions and resulting capital restraints, prices and demand for oil and natural gas and the related impact to financial statements as a result of asset impairments and revisions to reserve estimates, availability and cost of drilling equipment and personnel, availability of sufficient capital to execute the Company's business plan, impact of compliance with legislation and regulations, successful results from the Company's identified drilling locations, the Company's ability to replace reserves and efficiently develop and exploit its current reserves and other important factors that could cause actual results to differ materially from those projected as described in the Company's Annual Report on Form 10-K for the year ended December 31, 2015 and other reports filed with the Securities Exchange Commission ("SEC").

Any forward-looking statement speaks only as of the date on which such statement is made and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

The SEC generally permits oil and natural gas companies to disclose proved reserves in filings made with the SEC, which are reserve estimates that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions and certain probable and possible reserves that meet the SEC's definitions for such terms. In this presentation, the Company may use the terms "unproved reserves," "resource potential," "estimated ultimate recovery," "EUR," "development ready," "horizontal productivity confirmed," "horizontal productivity not confirmed" or other descriptions of potential reserves or volumes of reserves which the SEC guidelines restrict from being included in filings with the SEC without strict compliance with SEC definitions. "Unproved reserves" refers to the Company's internal estimates of hydrocarbon quantities that may be potentially discovered through exploratory drilling or recovered with additional drilling or recovery techniques. "Resource potential" is used by the Company to refer to the estimated quantities of hydrocarbons that may be added to proved reserves, largely from a specified resource play potentially supporting numerous drilling locations. A "resource play" is a term used by the Company to describe an accumulation of hydrocarbons known to exist over a large areal expanse and/or thick vertical section potentially supporting numerous drilling locations, which, when compared to a conventional play, typically has a lower geological and/or commercial development risk. The Company does not choose to include unproved reserve estimates in its filings with the SEC. "Estimated ultimate recovery", or "EUR", refers to the Company's internal estimates of per-well hydrocarbon quantities that may be potentially recovered from a hypothetical and/or actual well completed in the area. Actual quantities that may be ultimately recovered from the Company's interests are unknown. Factors affecting ultimate recovery include the scope of the Company's ongoing drilling program, which will be directly affected by the availability of capital, drilling and production costs, availability and cost of drilling services and equipment, lease expirations, transportation constraints, regulatory approvals and other factors, as well as actual drilling results, including geological and mechanical factors affecting recovery rates. Estimates of ultimate recovery from reserves may change significantly as development of the Company's core assets provide additional data. In addition, the Company's production forecasts and expectations for future periods are dependent upon many assumptions, including estimates of production decline rates from existing wells and the undertaking and outcome of future drilling activity, which may be affected by significant commodity price declines or drilling cost increases.

1Q-16 Highlights

- **Produced 46,202 BOE/D, beating midpoint of production guidance by 9%**
- **Reduced unit LOE by 36% YoY to $4.88/BOE from $7.58/BOE in 1Q-15 and by 16% QoQ from $5.83/BOE in 4Q-15**
- **Grew transported oil on the Medallion pipeline system to >83 MBOPD**
- **Recognized >$6.2 MM of cash benefits from prior LMS field infrastructure investments through reduced costs and increased revenues**
- **Received >$64 MM of cash settlements on commodity derivatives, net of premiums paid, increasing the average realized sales price by $29.33/Bbl for oil and $0.77/Mcf for natural gas**

1Q-16 Operational Achievements

- Utilized Earth Model and optimized completions on all wells completed
- Invested ~$90 MM in capital and increased FY-16 production guidance
- Completed 9 Hz wells in multiple zones
  - 99% average working interest

Well Name	Zone	Completed Lateral Length (Ft)	30-Day Average IP (BOE)	% of Type Curve[1]
SUGG-E-208-209-8SU	UWC	7,304	1,041	144%
SUGG-A-171-5SU	UWC	9,939	1,034	109%
SUGG-E-197-195-2SU	UWC	10,029	1,203	126%
SUGG-E-197-195-1SU	UWC	10,029	1,329	140%
SUGG-A-197-195-5SU	UWC	9,937	770	81%
SUGG-E-197-195-3SU	UWC	9,937	1,119	118%
SUGG-E-197-195-4SU	UWC	10,029	903	95%
BODINE-A-174-173-2RM	MWC	9,757	1,872	226%
BODINE-A-174-173-2RC	CLINE	9,381	1,456	123%
1Q-16 AVERAGE		9,594	1,192	129%

[1] Adjusted for lateral length

LAREDO PETROLEUM

Contiguous Acreage Drives Efficiencies

- 150,440 gross/129,673 net acres[1]
- ~1,100 locations capable of generating at least 12% rate of return in current price environment[2]
- >80% of acreage supports 10,000' laterals or longer
- Facilitates centralized infrastructure in production corridors that increase capital efficiency

Contiguous acreage enables Laredo to achieve operational efficiencies by drilling longer laterals and leveraging centralized infrastructure


HOWARD
GLASSCOCK
STERLING
TOM GREEN
REAGAN
IRION
Laredo leasehold
Production corridor

[1] Representative of Company's Garden City acreage only, as of 3/31/16
[2] Utilizing Jan '16 benchmark pricing of WTI: $48.58/Bbl and HH: $2.87/Mcf

LAREDO PETROLEUM

Revised Budget Leverages Productivity Gains

Operating 3 Hz Rigs

- Now maintaining 3 rigs throughout year
- Expected average completed lateral length of ~9,800'

Drilling 45 - 49 Hz Wells

- ~94% targeting the UWC & MWC
- ~81% 10,000+' laterals
- ~93% average working interest
- ~79% on multi-well pads
- ~47% on existing production corridors

Total Capital: $420 MM



$35
$27
$13
$345
($ MM)
Drilling & Completions[1]
Facilities
Land & Seismic
Capitalized/Other

Expect ~75% of program to be funded by operating cash flow[2]

[1] Includes $55 MM of carry-over capital ($46 MM spend in 1Q-16) and $13 MM for enhanced completions
[2] Utilizing benchmark pricing of WTI: $45.08/Bbl and HH: $2.42/Mcf
Note: Budget does not include Medallion capital investments

Increased Well Productivity & Additional Activity Drive Guidance Higher



18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
Production1,2 (MBOE)
2011
2012
2013
2014
2015
FY-16E3

Increasing FY-16 Production Guidance

- 1Q-16 production of 46.2 MBOE/d, 9% above midpoint of guidance, attributable to
  - Earth Model utilization
  - Enhanced completions
  - Infrastructure investment benefits
  - Reduced well downtime

Increased FY-16E production guidance to 16.1 - 16.4 MMBOE, up from original guidance of 15.3 - 15.7 MMBOE

[1] Production numbers prior to 2014 have been converted to 3-stream using an 18% uplift. 2014 results have been converted to 3-stream using actual gas plant economics
[2] 2011 - 2013 adjusted for Granite Wash divestiture, closed August 1, 2013
[3] 2016E based on guidance provided for full-year 2016 in the Company's Press Release dated May 10, 2016

LAREDO PETROLEUM

Rig Cadence Drives Oil Percentage



Number of Gross Hz Completions per Quarter vs. % Oil Production
Number of Gross Hz Completions per Quarter
% Oil Production
30
20
10
0
70%
60%
50%
40%
30%
46%
1Q-14
2Q-14
3Q-14
4Q-14
1Q-15
2Q-15
3Q-15
4Q-15
1Q-16
2Q-16E

Percent oil of total production to stabilize in 45% - 50% range as rig cadence normalizes from prior-year levels

LAREDO PETROLEUM

Outstanding, Multi-Year Hedge Positions


100%
80%
60%
40%
20%
0%
% Oil Hedged
$67.48¹
$60.00¹
$60.00¹
2Q-16 - 4Q-16
FY-17 ²
FY-18 ²


100%
80%
60%
40%
20%
0%
% Natural Gas Hedged
$3.00¹
$2.65¹
$2.50¹
2Q-16 - 4Q-16
FY-17 ²
FY-18 ²

Laredo's strong hedge position provides protection and NGL pricing upside

[1] Reflective of a weighted-average floor price
[2] Assuming flat 2016 production for 2017 and 2018

LAREDO PETROLEUM

Financial Flexibility Benefits Stakeholder Value

- ~$715 million of liquidity[1]
- No term debt due until 2022
  - $950 million of notes callable at Laredo's option in 2017
- LPI's 49% Medallion ownership not pledged to borrowing base



Debt Maturities Summary
Debt ($ MM)
$1,000
$800
$600
$400
$200
$0
2016
2017
2018
2019
2020
2021
2022
2023
5.625%
7.375%
6.250%
~$110 MM Revolver (drawn)
$815 MM Borrowing Base[2]
$1.3 B Senior unsecured notes

[1] As of 5/16/16, includes net proceeds from equity offering that closed on same date
[2] As of May 2016 redetermination

LAREDO PETROLEUM

Further Improved Drilling and Completions Capital Savings



UWC/MWC Multi-Well Pad D&C Capital
D&C Capital Per Well ($ MM)
$8
$7
$6
$5
$4
$3
$2
$1
$0
7,500' Lateral
10,000' Lateral
Decreased $0.7 MM
Decreased $0.9 MM
$5.9
$5.2
11%
49%
40%
$6.8
$5.9
10%
53%
37%
YE-15[1]
FY-16E
YE-15[1]
FY-16E
D&C
Drilling
Completions
Equipment

Equipment Capital Includes:

- Pad Preparation
- Well-Site Metering
- Heater Treaters
- Separation Equipment
- Artificial Lift Equipment

Average ~13% UWC/MWC capital savings on comparable YE-15 wells

[1] YE-15 well cost estimates for FY-16

LAREDO PETROLEUM

Drilling Efficiencies Yield Permanent Savings


Total Drilling Efficiency
Rig Accept. to Rig Release (Ft/Day)
1,000
900
800
700
600
500
400
300
200
100
0
Efficiency improvement is equivalent to cutting days from an average well
~98% Increase in Total Drilling Efficiency Since 1Q-14
1Q-14
2Q-14
3Q-14
4Q-14
1Q-15
2Q-15
3Q-15
4Q-15
1Q-16


Average Drilling Days
Rig Accept. to Rig Release (Drilling Days)
35
30
25
20
15
10
5
0
Reduction achieved while also increasing average lateral length
~40% Reduction in Average Drilling Days since 1Q-14
1Q-14
2Q-14
3Q-14
4Q-14
1Q-15
2Q-15
3Q-15
4Q-15
1Q-16

LAREDO PETROLEUM

Enhancing Completions with the Earth Model and More Sand



Standard Wellbore

Objective of the Earth Model is to facilitate the landing and steering of the wellbore and optimize the completion to maximize oil production

Completions Testing:

- 1,400 lbs - 1,800 lbs of sand per foot
- Multiple stage lengths and cluster spacings
- Applying learnings from proprietary Gas Technology Institute project



1
Select Landing Point
2
Geosteering (stay in zone)
3
Frac Design & Spacing
Frac Barrier

LAREDO PETROLEUM

Earth Model and Optimized Completions Benefits


Actual, ~132% of Oil Type Curve¹
Earth Model Estimate, ~115% of Oil Type Curve
Oil Type Curve
Cumulative Production (MBO)
1,200
1,000
800
600
400
200
0
# of Wells
24
20
16
12
8
4
0
0
30
60
90
120
150
180
210
240
Producing Days

All wells utilizing the Earth Model and increased sand have performed at an average of ~132% of Oil Type Curve[1]

[1] Average cumulative production data through 4/26/16. 18 Hz wells have utilized both the Earth Model and increased sand

LAREDO PETROLEUM

Enhancing Well Returns



Returns are prior to
any Earth Model uplift
Well Returns[1] (% Rate of Return)
80%
70%
60%
50%
40%
30%
20%
10%
0%
18%
24%
33%
44%
51%
71%
$35
$45
$55
Realized Crude Oil ($/Bbl)
MWC
UWC

Robust economics in a stressed commodity price environment

[1] Returns reflect 10,000' laterals, additional sand, two-well pads, $2.75/Mcf realized natural gas, and NGL price realizations of 25% of WTI

YE-15 Total Proved Reserves by Product

YE-15 Total Proved Reserves	% of Total Proved Reserves	% Oil
PD (Hz)		42%
PD (Vt)		36%
Total PD	80%	41%
PUD (Hz)		46%
PUD (Vt)		-
Total PUD	20%	46%
Total Proved Reserves[1]		42%



Natural Gas 29%
Oil 42%
NGL 29%

38 horizontal PUD locations booked at gross EUR of ~900 MBOE per location

[1] Total Proved Reserves prepared by Ryder Scott

LAREDO PETROLEUM

Reducing Cash Costs


$20
$18
$16
$14
$12
$10
$8
$6
$4
$2
$0
Cash Costs ($/BOE)
$17.01
$14.07
$13.52
$12.15
$12.26
$10.26
~27% YoY decrease
FY-14[1]
1Q-15
2Q-15
3Q-15
4Q-15
1Q-16
LOE
Cash G&A
Prod & ad val tax
Midstream

Continuing to diligently cut cash costs

[1] 2014 results have been converted to 3-stream using actual gas plant economics

LAREDO PETROLEUM

Production Corridors Lower Capital and Operational Costs

LMS Service	1Q-16 Benefits Actual ($ MM)	2016 Benefits Estimated ($ MM)[1]
Crude Gathering	$2.2	~$10.2
Centralized Gas Lift	$0.2	~$0.9
Frac Water (Recycled vs Fresh)	$0.3	~$1.8
Produced Water (Recycled vs Disposed)	$0.6	~$2.6
Produced Water (Gathered vs Trucked)	$2.9	~$9.6
Corridor Benefit	**$6.2**	**~$25.1**

~$1.8 MM LMS benefit over life of each 10,000' corridor well[1,2]


16%
18%
30%
36%
LPI Capital Savings
LPI LOE Savings
LPI Incr. Revenues (Pricing)
3rd-Party Midstream Profit


GLASSCOCK
REAGAN
HOWARD
GLASSCOCK
STERLING
TOM GREEN
REAGAN
IRION
Laredo corridor
Laredo leasehold

[1]Benefits estimates as of May 6, 2016
[2]Down from $1.9 MM previously disclosed, due to reduced service costs which LMS uses to determine its market based rates

LAREDO PETROLEUM

Medallion - Midland Basin Crude Oil System[1]

- ~500 miles with >290,000 net acres dedicated to system
- Capacity expected to exceed 500,000 BOPD from all current delivery points
- YE-16 exit rate expected to be 140 - 150 MBOPD
- Investing $21 MM in 2Q-16 to connect 40,000 newly dedicated acres and new tank batteries on existing acreage


DAWSON
BORDEN
SCURRY
FISHER
MARTIN
HOWARD
MITCHELL
NOLAN
Shell's Tanks, PE II
Bridgetex
Enterprise
GLASSCOCK
MIDLAND
STERLING
COKE
UPTON
REAGAN
CROCKETT
Longhorn Pipeline
Legend
Truck offloading
Delivery point
Refinery
Medallion pipelines (active)
Medallion pipelines (under construction)
LPI Leasehold
3rd Party Acreage

Medallion's Delivered Volumes


Volumes (BOPD)
120,000
100,000
80,000
60,000
40,000
20,000
0
LPI's 2Q-16E cash flow margin² is $0.49/Bbl
1Q-15
2Q-15
3Q-15
4Q-15
1Q-16
2Q-16E
Laredo
3rd party

LAREDO PETROLEUM

[1]Upon completion of committed projects
[2]Cash flow margin is defined as net income plus depreciation and amortization
Note: Laredo Midstream Services (LMS) is a 49% owner of the Midland Basin pipeline system operated by Medallion.
As of 3/31/16, LMS has invested ~$195 MM of capital to fund all committed expansions to date

Premier Pipeline in the Right Basin



Permits Issued by County
Howard
5%
Reagan
11%
Martin
9%
Upton
9%
Midland
18%
Non-Medallion
Counties
42%
Glasscock
6%

- 58% (397/680) of 1Q-16 Texas State permits issued in the Permian Basin were in Medallion's six supply counties
- Premier pipeline status reinforced by 46% of current active rigs in the Permian represented in six supply county area (39% in late 2015)



Dedicated
Operators
39%
Non-Dedicated
Operators
61%

- 39% of permits issued in Medallion's six supply counties in 1Q-16 were to producers dedicated to the Medallion - Midland Basin Pipeline

Significant activity in the Midland Basin surrounding Medallion's built footprint

LAREDO PETROLEUM

Appendix


ENSIGN

Infrastructure Integrated with Complete Development Plan



Oil gathering station
Oil takeaway pipeline Plains to Midland
Oil gathering line
Gas lift compression facility
Oil takeaway pipeline Medallion to Colorado City
Gas gathering line
Linked water storage facilities
Rig fuel line
Water recycling facility
Gas takeaway pipeline

Production corridors leverage Laredo's contiguous acreage base to facilitate efficient resource development

Upper Wolfcamp Type Curves

10,000' Lateral



BOE/D
1,000
100
10
1
12
24
36
48
60
Months
Normalized production[1]
Type curve

- EUR: 1,110 MBOE (45% oil)
- 180-day cumulative: 118 MBOE (61% oil)
- 365-day cumulative: 187 MBOE (58% oil)

7,500' Lateral



BOE/D
1,000
100
10
1
12
24
36
48
60
Months
Normalized production[2]
Type curve

- EUR: 850 MBOE (45% oil)
- 180-day cumulative: 90 MBOE (61% oil)
- 365-day cumulative: 142 MBOE (58% oil)

[1] Data includes horizontal wells with lateral lengths >8,500' and 31 stages
[2] Data includes horizontal wells with lateral lengths >6,000' and 24 stages
Note: Production data as of 2/19/16, utilizing 72% residue shrink & 117 Bbl/MMcf yield

Middle Wolfcamp Type Curves


1,000
100
10
BOE/D
1
12
24
36
48
60
Months

10,000' Lateral

- EUR: 1,000 MBOE (51% oil)
- 180-day cumulative: 104 MBOE (62% oil)
- 365-day cumulative: 165 MBOE (59% oil)

Normalized production[1]
Type curve


1,000
100
10
BOE/D
1
12
24
36
48
60
Months

7,500' Lateral

- EUR: 750 MBOE (51% oil)
- 180-day cumulative: 79 MBOE (62% oil)
- 365-day cumulative: 125 MBOE (59% oil)

Normalized production[2]
Type curve

[1] Data includes horizontal wells with lateral lengths >8,500' and 31 stages
[2] Data includes horizontal wells with lateral lengths >6,000' and 24 stages
Note: Production data as of 2/19/16, utilizing 72% residue shrink & 117 Bbl/MMcf yield

LAREDO PETROLEUM

Oil & Natural Gas Hedges

Open Positions as of May 4, 2016	2Q-16 - 4Q-16	2017	2018	Total
OIL[1]				
Puts:				
Hedged volume (Bbls)	1,572,000	1,049,375	1,049,375	3,670,750
Weighted average price ($/Bbl)	$43.09	$60.00	$60.00	$52.76
Swaps:				
Hedged volume (Bbls)	1,182,500			1,182,500
Weighted average price ($/Bbl)	$84.82			$84.82
Collars:				
Hedged volume (Bbls)	2,743,750	2,628,000		5,371,750
Weighted average floor price ($/Bbl)	$73.99	$60.00		$67.14
Weighted average ceiling price ($/Bbl)	$89.63	$97.22		$93.34
Total volume with a floor (Bbls)	**5,498,250**	**3,677,375**	**1,049,375**	**10,225,000**
Weighted-average floor price ($/Bbl)	**$67.48**	**$60.00**	**$60.00**	**$64.02**

	2Q-16 - 4Q-16	2017	2018	Total
NATURAL GAS[2]				
Puts:				
Hedged volume (MMBtu)		8,040,000	8,220,000	16,260,000
Weighted average floor price ($/MMBtu)		$2.50	$2.50	$2.50
Collars:				
Hedged volume (MMBtu)	14,025,000	10,731,000	4,635,500	29,391,500
Weighted average floor price ($/MMBtu)	$3.00	$2.76	$2.50	$2.83
Weighted average ceiling price ($/MMBtu)	$5.60	$3.53	$3.60	$4.53
Total volume with a floor (MMBtu)	**14,025,000**	**18,771,000**	**12,855,500**	**45,651,500**
Weighted-average floor price ($/MMBtu)	**$3.00**	**$2.65**	**$2.50**	**$2.71**

[1] Oil derivatives are settled based on the month's average daily NYMEX price of WTI Light Sweet Crude Oil
[2] Natural gas derivatives are settled based on Inside FERC index price for West Texas Waha for the calculation period

LAREDO PETROLEUM

Second-Quarter 2016 Guidance

	2Q-2016
Production (MMBOE)........	3.8 - 4.1
Product % of total production:	
Crude oil........	45% - 47%
Natural gas liquids........	26% - 27%
Natural gas........	27% - 28%
Price Realizations (pre-hedge):	
Crude oil (% of WTI)........	~82%
Natural gas liquids (% of WTI)........	~24%
Natural gas (% of Henry Hub)........	~67%
Operating Costs & Expenses:	
Lease operating expenses ($/BOE)........	$4.75 - $5.75
Midstream expenses ($/BOE)........	$0.15 - $0.35
Production and ad valorem taxes (% of oil, NGL and natural gas revenue)........	8.25%
General and administrative expenses ($/BOE)........	$4.75 - $5.75
Depletion, depreciation and amortization ($/BOE)........	$8.50 - $9.50

2015 & 2016 (YTD) Actuals

			1Q-15	2Q-15	3Q-15	4Q-15	FY-15	1Q-16
Production	**Production (3-Stream)**							
	BOE/D		**47,487**	**46,532**	**44,820**	**40,368**	**44,782**	**46,202**
		% oil	**51%**	**46%**	**45%**	**45%**	**47%**	**48%**
Realized Pricing	**3-Stream Prices**							
	Gas ($/Mcf)		$2.14	$1.82	$2.01	$1.76	$1.93	$1.31
	NGL ($/Bbl)		$13.34	$12.85	$10.36	$11.06	$11.86	$8.50
	Oil ($/Bbl)		$41.73	$50.77	$42.88	$36.97	$43.27	$27.51
Unit Cost Metrics	**3-Stream Unit Cost Metrics**							
	Lease Operating ($/BOE)		$7.58	$6.90	$6.09	$5.83	$6.63	$4.88
	Midstream ($/BOE)		$0.37	$0.38	$0.26	$0.43	$0.36	$0.14
	G&A ($/BOE)		$5.11	$5.48	$5.56	$6.04	$5.53	$4.63
	DD&A ($/BOE)		$16.83	$17.03	$16.19	$18.01	$16.99	$9.87

2014 Two-Stream to Three-Stream Conversions

		1Q-14	2Q-14	3Q-14	4Q-14	FY-14
Production	**Production (2-Stream)**					
	BOE/D	27,041	28,653	32,970	39,722	32,134
	% oil	58%	58%	59%	60%	59%
	Production (3-Stream)					
	BOE/D	32,358	33,829	38,798	46,379	37,882
	% oil	49%	49%	50%	51%	50%
Realized Pricing	**2-Stream Prices**					
	Gas ($/Mcf)	$7.04	$6.08	$5.80	$4.46	$5.72
	Oil ($/Bbl)	$91.78	$94.47	$87.65	$65.05	$82.83
	3-Stream Prices					
	Gas ($/Mcf)	$4.00	$3.73	$3.25	$3.00	$3.45
	NGL ($/Bbl)	$32.88	$28.79	$29.21	$19.65	$27.00
	Oil ($/Bbl)	$91.78	$94.47	$87.65	$65.05	$82.83
Unit Cost Metrics	**2-Stream Unit Cost Metrics**					
	Lease Operating ($/BOE)	$8.95	$7.74	$8.30	$8.04	$8.23
	Midstream ($/BOE)	$0.35	$0.59	$0.40	$0.50	$0.46
	G&A ($/BOE)	$11.36	$11.34	$8.93	$5.95	$9.04
	DD&A ($/BOE)	$20.38	$20.35	$21.08	$21.85	$21.01
	3-Stream Unit Cost Metrics					
	Lease Operating ($/BOE)	$7.48	$6.55	$7.05	$6.88	$6.98
	Midstream ($/BOE)	$0.29	$0.50	$0.34	$0.43	$0.39
	G&A ($/BOE)	$9.50	$9.60	$7.59	$5.10	$7.67
	DD&A ($/BOE)	$17.03	$17.23	$17.91	$18.72	$17.83

LAREDO PETROLEUM